Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Investor Class Shares

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Diversified Equity Fund

Transamerica Premier Balanced Fund

Transamerica Premier High Yield Bond Fund

Transamerica Premier Cash Reserve Fund

Supplement dated May 20, 2005 to the Prospectus

dated May 1, 2005.

The following information supplements and amends the disclosure in the Prospectus, as indicated. The Funds do not charge contingent deferred sales charges (loads). Consequently, references to such charges are hereby deleted from the Prospectus. Accordingly, with respect to each Fund, footnote 1 in the table entitled “Annual Fund Operating Expenses,” referring to contingent deferred sales charges applicable to shares purchased before January 1, 2005, is hereby deleted. Other footnotes in the tables are hereby re-numbered accordingly (these changes are made on pages 3, 6, 9, 10, 12 and 16 of the Prospectus).

The following new paragraph is hereby added on page 21 of the Prospectus, under the section entitled “Principal Strategies and Policies”, after the final bullet:

Bank obligations purchased for the Fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the Fund are limited to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the Fund must be issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations the Investment Adviser buys for the Fund are determined by the Investment Adviser to present minimal credit risks.

The following new sub-section is added on page 28 of the Prospectus, in the section entitled “Shareholder Information” after the sub-section entitled “By Payroll Deduction”:

By Wire Transfer

•

You may request that your bank wire funds to your Transamerica Premier Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to: Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, DDA# 5486005475. Provide shareholder name, Transamerica Premier Funds and account numbers.

•	Shares will be purchased at the next determined net asset value per share (NAV) after receipt of your wire if you have supplied all other needed information.

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 per check, draft or electronic transfer that has been returned.

The paragraph entitled “Redemptions through Financial Intermediaries” located on pages 29-30 of the Prospectus, in the section entitled “Shareholder Information” is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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